Exhibit 10.5

Custodial Agreement

You, the undersigned, enter into this Custodial Agreement (this “Agreement”) with Frontier Bank, a Nebraska banking corporation (“we” or “us”).

1.    Pursuant to this Agreement, you authorize us (as your “Relationship Institution”) to hold and act as your custodian with respect to all deposit accounts, including all time deposits, money market deposit accounts, and demand deposit accounts, issued or established at other participating institutions pursuant to the CDARS Deposit Placement Agreement or the ICS Deposit Placement Agreement for funds of yours placed through CDARS®, the Certificate of Deposit Account Registry Service®, or ICSSM, the Insured Cash Sweep® service (collectively, the “Deposit Accounts”) and all your security entitlements and other related interests and assets with respect to your Deposit Accounts (collectively, the “Related Entitlements”). The custodial account in which we will hold your Deposit Accounts and Related Entitlements (the “Custodial Account”) comprises all the CDARS and ICS custodial accounts that we maintain for you.

2.    As your custodian, we may (i) cause your Deposit Accounts to be titled in our name or in the name of our sub-custodian, (ii) collect for your account all interest and other payments of income or principal pertaining to your Deposit Accounts, (iii) endorse on your behalf any check or other instrument received for your account that requires endorsement, (iv) deposit your funds in, or withdraw your funds from, your Deposit Accounts in accordance with your instructions, (v) deliver or transfer funds from another account with us to your Deposit Accounts or deliver or transfer funds from your Deposit Accounts to another account with us in accordance with your instructions, (vi) for Deposit Accounts that are time deposits, surrender for payment for your account maturing Deposit Accounts and those for which early withdrawal is requested, (vii) execute and deliver or file on your behalf all appropriate receipts and releases and other instruments, including whatever certificates may be required from custodians or may be necessary to obtain exemption from taxes and to name you when required for the purpose of the instrument, and (viii) take such other actions as are customary or necessary to effectuate the purposes of this Agreement.

3.    For purposes of Article 8 of the Uniform Commercial Code (the “UCC”), we will act as your securities intermediary for, and will treat as financial assets, any Deposit Accounts and Related Entitlements that we hold for you pursuant to this Agreement. The Custodial Account will constitute a securities account, as defined in the UCC.

4.    We may comply with any writ of attachment, execution, garnishment, tax levy, restraining order, subpoena, warrant, or other legal process that we believe (correctly or otherwise) to be valid. We may notify you of such process by telephone, electronically, or in writing. If we are not fully reimbursed for records research, imaging, photocopying, and handling costs by the party that served the process, we may charge such costs to your account, in addition to any minimum fee we charge for complying with legal processes.

5.    We may honor any legal process that is served personally, by mail, or by electronic mail or facsimile transmission at any of our offices or an office of our agent (including locations other than where the funds, records, or property sought is held), even if the law requires personal delivery at the office where your account or records are maintained.

6.    We will have no liability to you for any good-faith act or omission by us in connection with this Agreement. You agree to indemnify us and our sub-custodian, and to hold us and our sub-custodian harmless from, all expenses (including counsel fees), liabilities, and claims arising out of any good-faith act or omission by us in connection with this Agreement or compliance with any legal process relating to the Custodial Account that we believe (correctly or otherwise) to be valid. You agree to pay any service charges that we impose on the Custodial Account.

7.    You may be an individual in an individual capacity, more than one individual in a joint capacity, or a trust, partnership, corporation, or other legal entity. We may accept instructions on your behalf from any individual who signs this Agreement as or on behalf of a Depositor and from any of the following individuals:

Name	Title or Legal Capacity

Custodial Agreement - Version 2012-12

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By signing below, you and we agree to be legally bound by this Custodial Agreement.

RELATIONSHIP INSTITUTION		SOLE OR PRIMARY DEPOSITOR

Institution name:	Frontier Bank	Depositor name:

Signature:		Signature:

Name and title of authorized signatory:		Name and title of authorized signatory (if not individual):

Date signed:		Depositor TIN or other numeric identifier (and type):

Email address: @

Date signed:

ADDITIONAL DEPOSITOR(S) IF JOINT ACCOUNT

Depositor name:

Signature:

Depositor TIN or other numeric identifier (and type):

Email address: @

Date signed:

(Add signature lines as needed.)

Custodial Agreement - Version 2012-12

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